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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 11, 2003 relating to the financial statements of IXYS Corporation, which appears in IXYS Corporation's Annual Report on Form 10-K for the year ended March 31, 2003.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
San Jose, California
October 17, 2003